                             WM. LANS SONS' CO. INC. AND
                                     IDAL REALTY COMPANY







                                                 COMBINED FINANCIAL STATEMENTS
               AS OF SEPTEMBER 30, 1997 (UNAUDITED) AND JUNE 30, 1997 AND 1996 AND FOR THE THREE MONTHS ENDED SEPTEMBER 30, 1997 AND 1996 (UNAUDITED) AND FOR
                                  THE YEARS ENDED JUNE 30, 1997, 1996 AND 1995

                                                   WM. LANS SONS' CO. INC. AND
                                                           IDAL REALTY COMPANY

                                                                      CONTENTS

                                                                        Pages
                                                                        -----
     REPORT OF INDEPENDENT CERTIFIED PUBLIC
       ACCOUNTANTS                                                         1

     FINANCIAL STATEMENTS

       Combined Balance Sheets                                             2

       Combined Statements of Operations                                   3

       Combined Statements of Stockholders' and Partners' Equity           4

       Combined Statements of Cash Flows                                 5-6

       Summary of Accounting Policies                                    7-9

       Notes to Combined Financial Statements                          10-12

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



To the Stockholders' and Partners'
WM. LANS SONS' CO. INC.
IDAL REALTY COMPANY
South Beloit, Illinois

We have audited the accompanying combined balance sheets of WM. LANS SONS' CO. INC. and IDAL REALTY COMPANY (in combination, the Company) as of June 30, 1997 and 1996 and the related combined statements of operations, stockholders' and partners' equity, and cash flows for each of the three years in the period ended June 30, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of WM. LANS SONS' CO. INC. and IDAL REALTY COMPANY as of June 30, 1997 and 1996, and the results of their operations and their cash flows for each of the three years in the period ended June 30, 1997 in conformity with generally accepted accounting principles.


BDO Seidman, LLP

January 23, 1998
Denver, Colorado

                                                                                       JUNE 30,
                                                                SEPTEMBER 30,  ------------------------
                                                                     1997           1997         1996
                                                                 (UNAUDITED)
--------------------------------------------------------------------------------------------------------
ASSETS

CURRENT ASSETS
   Cash and cash equivalents                                   $  1,283,970   $  1,022,179  $  1,697,294
   Accounts receivable                                            2,783,910      3,273,030     3,591,977
   Inventories (Note 1)                                           2,124,461      2,386,162     2,010,381
   Prepaid expenses                                                  31,184         79,842        89,529
--------------------------------------------------------------------------------------------------------

TOTAL CURRENT ASSETS                                              6,223,525      6,761,213     7,389,181
--------------------------------------------------------------------------------------------------------

PROPERTY AND EQUIPMENT, NET (Notes 2 and 7)                       1,947,690      1,661,407     1,853,344
--------------------------------------------------------------------------------------------------------

OTHER ASSETS
   Inventories (Note 1)                                           1,738,000      1,953,000     1,644,000
   Federal tax deposits                                             672,563        672,563       602,272
--------------------------------------------------------------------------------------------------------

TOTAL OTHER ASSETS                                                2,410,563      2,625,563     2,246,272
--------------------------------------------------------------------------------------------------------

TOTAL ASSETS                                                  $  10,581,778  $  11,048,183 $  11,488,797
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------

                                                   WM. LANS SONS' CO. INC. AND
                                                           IDAL REALTY COMPANY

                                                       COMBINED BALANCE SHEETS

                                                                                      JUNE 30,
                                                              SEPTEMBER 30,   --------------------------
                                                                 1997             1997           1996
                                                              (UNAUDITED)
--------------------------------------------------------------------------------------------------------
LIABILITIES AND STOCKHOLDERS' AND
   PARTNERS' EQUITY

CURRENT LIABILITIES
   Trade accounts payable                                      $  1,136,700   $  1,191,961  $  2,471,961
   Accrued payroll and other expenses                                70,662        113,000        90,651
   Note payable - related party (Note 3)                            125,555        125,555       125,555
--------------------------------------------------------------------------------------------------------

TOTAL CURRENT LIABILITIES                                         1,332,917      1,430,516     2,688,167

NOTE PAYABLE - RELATED PARTY (NOTE 3)                               376,667        376,667       502,222
ENVIROMENTAL LIABILITIES (NOTE 5)                                 2,800,000      2,800,000     2,800,000
--------------------------------------------------------------------------------------------------------

TOTAL LIABILITIES                                                 4,509,584      4,607,183     5,990,389
--------------------------------------------------------------------------------------------------------

COMMITMENTS AND CONTINGENCIES (NOTES 5 AND 7)

STOCKHOLDERS' EQUITY (Note 7)
   Common stock, $.50 par value:
      Class A - 35,000 shares authorized,
      9,231 issued and outstanding                                    4,616          4,616         4,616
      Class B - 300,000 shares authorized,
      175,394 issued and outstanding                                 87,697         87,697        87,697
   Retained earnings                                              5,830,395      6,199,135     5,256,280
PARTNERS' EQUITY                                                    149,486        149,552       149,815
--------------------------------------------------------------------------------------------------------

TOTAL STOCKHOLDERS' AND PARTNERS' EQUITY                          6,072,194      6,441,000     5,498,408
--------------------------------------------------------------------------------------------------------

TOTAL LIABILITIES AND STOCKHOLDERS'
   AND PARTNERS' EQUITY                                       $  10,581,778  $  11,048,183 $  11,488,797
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------

SEE ACCOMPANYING SUMMARY OF ACCOUNTING POLICIES AND NOTES TO COMBINED FINANCIAL STATEMENTS.

                                             WM. LANS SONS' CO. INC. AND
                                                     IDAL REALTY COMPANY

                                       COMBINED STATEMENTS OF OPERATIONS

                                                       THREE MONTHS ENDED
                                                          SEPTEMBER 30,                       YEARS ENDED JUNE 30,
                                                     --------------------------   -----------------------------------------
                                                         1997           1996           1997           1996           1995
                                                            (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------------
SALES, net (Note 4)                                  $  6,546,184   $  6,203,968  $  25,007,993  $  29,098,702 $  28,331,860
   Cost of sales                                        5,927,894      6,145,566     20,545,374     24,847,651    23,253,932
----------------------------------------------------------------------------------------------------------------------------
GROSS PROFIT                                              618,290         58,402      4,462,619      4,251,051     5,077,928

SELLING, GENERAL AND ADMINISTRATIVE
   EXPENSES                                               618,922        464,892      2,685,185      2,886,666     3,220,425
----------------------------------------------------------------------------------------------------------------------------
OPERATING INCOME (LOSS)                                      (632)      (406,490)     1,777,434      1,364,385     1,857,503
----------------------------------------------------------------------------------------------------------------------------
OTHER INCOME (EXPENSE):
   Gain on sale of assets                                  99,250              -            797         95,451         7,498
   Interest income                                         10,296         17,663         58,484        104,322        78,113
   Interest expense                                       (11,300)       (14,124)       (56,365)       (65,916)      (77,217)
----------------------------------------------------------------------------------------------------------------------------
TOTAL OTHER INCOME (EXPENSE)                               98,246          3,539          2,916        133,857         8,394
----------------------------------------------------------------------------------------------------------------------------
NET INCOME (LOSS) BEFORE TAXES                             97,614       (402,951)     1,780,350      1,498,242     1,865,897
----------------------------------------------------------------------------------------------------------------------------
ILLINOIS PERSONAL PROPERTY REPLACEMENT TAX                      -              -         56,596          5,231        29,332
----------------------------------------------------------------------------------------------------------------------------
NET INCOME (LOSS)                                       $  97,614    $  (402,951)  $  1,723,754   $  1,493,011  $  1,836,565
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------

SEE ACCOMPANYING SUMMARY OF ACCOUNTING POLICIES AND NOTES TO COMBINED FINANCIAL STATEMENTS.
                                                                               3

                                                    WM. LANS SONS' CO. INC. AND
                                                            IDAL REALTY COMPANY

                      COMBINED STATEMENTS OF STOCKHOLDERS' AND PARTNERS' EQUITY

                                                 WM. LANS SONS' CO. INC.
                             ------------------------------------------------------------------
                                                COMMON STOCK
YEARS ENDED JUNE 30, 1995,                                                                        IDAL REALTY
1996 AND 1997 AND                  CLASS A                       CLASS B                             COMPANY        TOTAL
THREE MONTHS ENDED              $.50 PAR VALUE                $.50 PAR VALUE                       -----------   STOCKHOLDERS'
SEPTEMBER 30,                ---------------------        ----------------------       RETAINED      PARTNERS'   AND PARTNERS'
1997 (UNAUDITED)             SHARES         AMOUNT         SHARES         AMOUNT       EARNINGS       EQUITY        EQUITY
-----------------------------------------------------------------------------------------------------------------------------
BALANCE, JULY 1, 1994         9,231       $  4,616        175,394      $  87,697   $  5,320,636     $  150,341  $  5,563,290
   Net income                     -              -              -              -      1,550,481        286,084     1,836,565
   Distributions                  -              -              -              -       (914,259)      (286,347)   (1,200,606)
-----------------------------------------------------------------------------------------------------------------------------

BALANCE, JUNE 30, 1995        9,231          4,616        175,394         87,697      5,956,858        150,078     6,199,249
   Net income                     -              -              -              -      1,207,115        285,896     1,493,011
   Distributions                  -              -              -              -     (1,907,693)      (286,159)   (2,193,852)
-----------------------------------------------------------------------------------------------------------------------------

BALANCE, JUNE 30, 1996        9,231          4,616        175,394         87,697      5,256,280        149,815     5,498,408
   Net income                     -              -              -              -      1,437,722        286,032     1,723,754
   Distributions                  -              -              -              -       (494,867)      (286,295)     (781,162)
-----------------------------------------------------------------------------------------------------------------------------

BALANCE, JUNE 30, 1997        9,231          4,616        175,394         87,697      6,199,135        149,552     6,441,000
   Net income for the
    period (Unaudited)            -              -              -              -         26,744         70,870        97,614
   Distributions (Unaudited)      -              -              -              -       (395,484)       (70,936)     (466,420)
-----------------------------------------------------------------------------------------------------------------------------
BALANCE, SEPTEMBER 30,
   1997 (UNAUDITED)           9,231       $  4,616        175,394      $  87,697   $  5,830,395     $  149,486  $  6,072,194
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------

SEE ACCOMPANYING SUMMARY OF ACCOUNTING POLICIES AND NOTES TO COMBINED FINANCIAL STATEMENTS.
                                                                              4

                                                    WM. LANS SONS' CO. INC. AND
                                                            IDAL REALTY COMPANY

                                              COMBINED STATEMENTS OF CASH FLOWS

                                                         THREE MONTHS ENDED
                                                            SEPTEMBER 30,                    YEARS ENDED JUNE 30,
                                                       -------------------------   ----------------------------------------
                                                          1997           1996          1997           1996           1995

INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS:            (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------------
OPERATING ACTIVITIES
  Net income (loss)                                     $  97,614    $  (402,951)  $  1,723,754   $  1,493,011  $  1,836,565
  Adjustment to reconcile net income
    (loss) to net cash provided by
    (used in) operating activities
      Depreciation                                         99,756        113,166        450,595        527,635       427,643
      Gain on sale of property and
        equipment                                         (99,250)             -           (797)       (95,451)       (7,498)
      Changes in operating assets
        and liabilities
        Accounts receivable                               489,120        988,957        318,947     (1,112,147)     (928,275)
        Inventories                                       476,701        600,251       (684,781)     1,398,633       117,583
        Prepaid expenses                                   48,658         58,325          9,687        (14,939)        2,985
        Accounts payable and accrued expenses             (97,599)    (1,451,451)    (1,257,651)      (880,167)    2,599,451
----------------------------------------------------------------------------------------------------------------------------
NET CASH PROVIDED BY (USED IN)
  OPERATING ACTIVITIES                                  1,015,000        (93,703)       559,754      1,316,575     4,048,454
----------------------------------------------------------------------------------------------------------------------------

SEE ACCOMPANYING SUMMARY OF ACCOUNTING POLICIES AND NOTES TO COMBINED FINANCIAL STATEMENTS.
                                                                              5

                                                    WM. LANS SONS' CO. INC. AND
                                                            IDAL REALTY COMPANY

                                              COMBINED STATEMENTS OF CASH FLOWS

                                                         THREE MONTHS ENDED
                                                            SEPTEMBER 30,                    YEARS ENDED JUNE 30,
                                                       -------------------------   ----------------------------------------
                                                          1997           1996          1997           1996           1995

INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS:            (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------------
INVESTING ACTIVITIES
  Property and equipment purchases                       (386,789)      (135,921)      (282,771)    (1,074,471)     (309,072)
  Proceeds from sale of property and equipment            100,000              -         24,910         99,000        31,500
----------------------------------------------------------------------------------------------------------------------------
NET CASH USED IN INVESTING ACTIVITIES                    (286,789)      (135,921)      (257,861)      (975,471)     (277,572)
----------------------------------------------------------------------------------------------------------------------------
FINANCING ACTIVITIES
  Distributions                                          (466,420)       (71,486)      (781,162)    (2,193,852)   (1,200,606)
  Principal payments on note                                    -              -       (125,555)      (125,555)     (125,555)
  Federal tax deposits                                          -              -        (70,291)      (426,424)     (150,577)
----------------------------------------------------------------------------------------------------------------------------
NET CASH USED IN FINANCING ACTIVITIES                    (466,420)       (71,486)      (977,008)    (2,745,831)   (1,476,738)
----------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN CASH
  AND CASH EQUIVALENTS                                    261,791       (301,110)      (675,115)    (2,404,727)    2,294,144
CASH AND CASH EQUIVALENTS, beginning of period          1,022,179      1,697,294      1,697,294      4,102,021     1,807,877
----------------------------------------------------------------------------------------------------------------------------
CASH AND CASH EQUIVALENTS, end of period              $ 1,283,970    $ 1,396,184    $ 1,022,179    $ 1,697,294   $ 4,102,021
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------

SEE ACCOMPANYING SUMMARY OF ACCOUNTING POLICIES AND NOTES TO COMBINED FINANCIAL STATEMENTS.
                                                                              6

                                                     WM. LANS SONS CO. INC. AND
                                                            IDAL REALTY COMPANY

                                                  SUMMARY OF ACCOUNTING POLICIES


(INFORMATION AS OF SEPTEMBER 30, 1997 AND 1996 IS UNAUDITED)
-------------------------------------------------------------------------------
BUSINESS WM. LANS SONS' CO. INC. ("LANS") is an Illinois corporation formed in 1910; IDAL REALTY COMPANY ("IDAL") is an Illinois partnership formed in 1973 (collectively, the "Company"). The Company operates metals recycling facilities in
                         Illinois and Wisconsin providing wholesale sales primarily to midwestern steel mills and markets.

COMBINATION              The combined financial statements include the
                         accounts of LANS and the IDAL accounts used in recycling operations, which are under common control through majority ownership. Assets, liabilities and operating results of the segment of IDAL which does not conduct metals recycling activities are not combined. All material intercompany accounts and transactions are eliminated.

USE OF ESTIMATES         The preparation of financial statements in
                         conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the year. Actual results could differ from those estimates.

CONCENTRATION OF         The Company's financial instruments that are
RISK                     exposed to concentrations of credit risk
                         consist primarily of cash and accounts
                         receivable.

                         The Company maintains its cash in bank deposit accounts which, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts.

                         Concentrations of credit risk with respect to trade receivables exist due to large balances with a few customers. At June 30, 1997, accounts receivable balances from two customers were $972,158 and $486,992 or 30% and 15% of total accounts receivable. At June 30, 1996, accounts receivable balances from two customers were $1,587,501 and $446,244 or 44% and 12% of total accounts receivable. Ongoing credit evaluations of customers' financial conditions are performed and, generally, no collateral is required. No allowance for uncollectible accounts has been recorded at September 30, 1997 or June 30, 1997 and 1996 based on prior years experience and management's analysis of possible bad debts.

(INFORMATION AS OF SEPTEMBER 30, 1997 AND 1996 IS UNAUDITED)
--------------------------------------------------------------------------------
INVENTORIES              Inventories consist primarily of ferrous and
                         non-ferrous scrap metals. Inventories are stated at the lower of average cost (first-in, first-out) or market. Inventories which are estimated to be on hand for in excess of one year are classified as long-term.

PROPERTY AND             Property and equipment are recorded at cost.
EQUIPMENT                Depreciation is provided using the
                         straight-line method over the estimated useful lives ranging from 5 to 15 years. Depreciation expense of property and equipment was $99,756 and $113,166 for the three months ended
                         September 30, 1997 and 1996 and $450,595,
                         $527,635 and $427,643 for the years ended June
                         30, 1997, 1996 and 1995. Maintenance and repairs are charged to expense as incurred and expenditures for major improvements are capitalized. When assets are retired or otherwise disposed of, the property accounts are relieved of costs and accumulated depreciation and any resulting gain or loss is credited or charged to operations.

INCOME TAXES             LANS, with the consent of their stockholders,
AND TAX DEPOSITS         have elected under the Internal Revenue Code to
                         be an S-corporation. In lieu of corporate income taxes, the stockholders are taxed on their proportional share of the Company's taxable income. The IDAL financial statements do not include a provision for income taxes because the partnership does not incur federal or state income taxes. Instead, its earnings are included in the partners personal income tax returns. The Company is subject to taxation under the Illinois Personal Property
                         Replacement Tax.  Replacement taxes totaled
                         $56,596, $5,231, and $29,332 for the years
                         ended June 30, 1997, 1996, and 1995.

                         As a result of LANS S-corporation status and fiscal year end election, the Internal Revenue Service requires federal tax deposits. At such time as LANS S-corporation status is revoked or there is a change to a calendar year end, the deposits would be refunded.

FAIR VALUE OF            The carrying amounts reported in the balance
FINANCIAL                sheets for cash, accounts receivable and
INSTRUMENTS              accounts payable, and accrued liabilities
                         approximate fair value because of the immediate or short-term maturity of these financial instruments. The fair value of the note payable was estimated based on market values of financial instruments with similar terms.
                         Management believes that the fair value of the note payable approximates its carrying value.

(INFORMATION AS OF SEPTEMBER 30, 1997 AND 1996 IS UNAUDITED)
--------------------------------------------------------------------------------
REVENUE                  Sales are recorded in the period materials are shipped.
RECOGNITION

CASH AND CASH            For purpose of the statement of cash flows, the
EQUIVALENTS              Company considers all highly liquid investments
                         with an original maturity of three months or less to be cash equivalents.

UNAUDITED                In management's opinion, the interim financial
INTERIM FINANCIAL        statements contain all adjustments, consisting
STATEMENTS               only of normal recurring accruals, necessary
                         for a fair presentation of financial position, results of operations and cash flows.

(INFORMATION AS OF SEPTEMBER 30, 1997 AND 1996 IS UNAUDITED)
------------------------------------------------------------------------------

1. INVENTORIES           Inventories consisted of the following:

                                                                                        JUNE 30,
                                                                SEPTEMBER 30,  --------------------------
                                                                     1997           1997         1996
                                                                 (UNAUDITED)
                          --------------------------------------------------------------------------------
                          Ferrous metals                        $  2,157,053   $  2,858,794  $  1,981,193
                          Non-ferrous metals                       1,675,108      1,450,068     1,662,953
                          Supplies                                    30,300         30,300        10,235
                          ---------------------------------------------------------------------------------
                                                                   3,862,461      4,339,162     3,654,381
                          Less long-term inventories               1,738,000      1,953,000     1,644,000
                          ---------------------------------------------------------------------------------
                                                                $  2,124,461   $  2,386,162   $ 2,010,381
                          ---------------------------------------------------------------------------------
                          ---------------------------------------------------------------------------------


                         Substantially all of the Company's inventory is raw material.

2.   PROPERTY AND
     EQUIPMENT           Property and equipment consisted of the following:

                                                                                          JUNE 30,
                                                                  SEPTEMBER 30,  ------------------------
                                                                       1997           1997           1996
                                                                   (UNAUDITED)
                          -------------------------------------------------------------------------------
                          Land                                   $   149,342    $   149,342   $   149,342
                          Building and improvements                  692,570        659,430       653,332
                          Heavy machinery and equipment            5,949,247      5,609,348     5,540,272
                          Transportation equipment                 1,658,928      1,651,178     1,495,848
                          Office equipment                           147,420        147,420       135,982
                          -------------------------------------------------------------------------------
                          Total                                    8,597,507      8,216,718     7,974,776
                          Less accumulated depreciation            6,649,817      6,555,311     6,121,432
                          -------------------------------------------------------------------------------
                                                                 $ 1,947,690    $ 1,661,407   $ 1,853,344
                          -------------------------------------------------------------------------------
                          -------------------------------------------------------------------------------

3.   RELATED PARTY        Note payable - related parties consisted of the
     TRANSACTIONS         following:
     AND BALANCES


                                                                                            JUNE 30,
                                                                    SEPTEMBER 30,  -----------------------
                                                                       1997           1997           1996
                                                                    (UNAUDITED)
                          --------------------------------------------------------------------------------
                          Note payable to the estate of a former
                          stockholder, annual installments of
                          $125,555 due May 1 plus interest
                          compounded annually at 9%, final
                          payment is due on May 1, 2001            $  502,222     $  502,222    $  627,777

                          Less current portion                        125,555        125,555       125,555
                          --------------------------------------------------------------------------------
                                                                   $  376,667     $  376,667    $  502,222
                          --------------------------------------------------------------------------------
                          --------------------------------------------------------------------------------

                        The aggregate amount of long-term debt maturing in each of the next four years is $125,555.


4.   MAJOR              Non-affiliated customers which comprised more than 10%
     CUSTOMERS AND      of the Company's sales are as follows:
     VENDORS

                                                        Three months ended                        Years ended
                                                            September 30,                           June 30,
                                                         -------------------          ----------------------------------
                                                         1997           1996           1997           1996           1995

                                                             (UNAUDITED)
                          ------------------------------------------------------------------------------------------------
                          Customer A                       45%            44%            36%            33%           32%
                          Customer B                        -              -             14%             -             -


5.   COMMITMENTS       ENVIRONMENTAL LIABILITIES - In connection with
     AND               the recycling and processing of metals, the
     CONTINGENCIES     Company may come in contact with hazardous
                       materials as that term is defined under various environmental laws. Although the Company screens for hazardous materials in their raw materials, certain items processed may inadvertently contain such materials, which could result in contamination of the waste by-products and premises. Although the past operations were in substantial compliance with the then applicable regulations, changes in environmental laws and inadvertent handling of hazardous materials have resulted in certain potential violations of current laws and regulations subjecting the Company to fines and responsibility for costs attributable to remediation.

                       At September 30, 1997 and June 30, 1997 and
                       1996 the Company had recorded as other
                       non-current liabilities $2,800,000 to cover future environmental expenditures, principally for remediation of sites on which the Company operates. Management believes that it is reasonably possible that additional costs may be incurred beyond the amounts accrued as a result of new information. However, the amounts, if any, cannot be estimated and management believes that they would not be material to the Company's financial position, but could be material to the Company's results of operations and cash flows in a given period.

                       PROFIT SHARING PLAN - LANS provides a qualified discretionary profit sharing retirement plan for all eligible employees as defined in the plan. The plan provides for employee salary reduction contributions permitted under Section 401(k) of the Internal Revenue Code.

                       LANS contributions to the plan for the years ended June 30, 1997, 1996 and 1995 were $5,320,
                       $5,051 and $5,776, and for the three months ended September 30, 1997 and 1996 were $1,000 and $971.

6.   SUPPLEMENTAL      Supplemental information to the statements of cash flows
     CASH FLOW         are as follows:
     INFORMATION

                                                      Three months ended                       Years ended
                                                         September 30,                           June 30,
                                                     ---------------------     ---------------------------------------
                                                      1997           1996           1997           1996           1995
                                                         (UNAUDITED)
                       -----------------------------------------------------------------------------------------------
                       Cash paid for interest         $  -           $  -      $  58,248      $  67,800      $  79,100

7.   SUBSEQUENT        On December 8, 1997, the stockholders of LANS
     EVENTS            sold their common stock in LANS and the
                       partners of IDAL sold substantially all of the property and equipment used in the metals recycling operations to Recycling Industries,
                       Inc. (RII) for cash of $16,900,000 and 3,500
                       shares of RII convertible preferred stock valued at $3,500,000. In connection with the transaction the stockholders of LANS entered into an Environmental Escrow Agreement (the
                       Agreement). The Agreement requires that 3,300 shares of the RII preferred stock be placed into escrow to pay for environmental remediation costs up to $1,150,000.


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